UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 7, 2020
COMMISSION FILE NUMBER 1-6780 (Rayonier Inc.)
COMMISSION FILE NUMBER: 333-237246 (Rayonier, L.P.)
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
RAYONIER, L.P.
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 91-1313292
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
COMMON STOCK, $0.00 PAR VALUE	RYN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Rayonier Inc.:	Emerging growth company	☐
Rayonier, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Rayonier Inc.:	☐
Rayonier, L.P.:	☐

EXPLANATORY NOTE

This current report on Form 8-K/A (this “Amendment”) combines disclosure in respect of Rayonier Inc., a North Carolina corporation (“Rayonier”), and Rayonier, L.P., a Delaware limited partnership (“Rayonier, L.P.” or “Operating Partnership”). Rayonier has elected to be taxed as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended, commencing with its taxable year ended December 31, 2004. Rayonier is structured as an umbrella partnership REIT under which substantially all of its business shall be conducted through Rayonier, L.P. Rayonier is the general partner of the Operating Partnership. Rayonier and Rayonier, L.P. are operated as one business. The management of Rayonier, L.P. consists of the same members as the management of Rayonier. As general partner with control of Rayonier, L.P., Rayonier will consolidate Rayonier, L.P. for financial reporting purposes, and Rayonier will have no material assets or liabilities other than its investment in Rayonier, L.P.
On May 13, 2020, Rayonier and Rayonier, L.P. filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission (the “SEC”) to report the completion of Rayonier, L.P.’s acquisition of Pope Resources, a Delaware Limited Partnership (“Pope”), pursuant to the Agreement and Plan of Merger, dated as of January 14, 2020, as amended by Amendment No. 1, dated as of April 1, 2020 (as amended, the “Merger Agreement”), by and among Rayonier, Rayonier, L.P., Rayonier Operating Company LLC, Rayonier Operating Company Holdings, LLC, Pacific GP Merger Sub I, LLC, Pacific GP Merger Sub II, LLC, Pacific LP Merger Sub III, LLC, Pope, Pope EGP, Inc. and Pope MGP, Inc.
This Current Report on Form 8-K/A amends the Initial Report to include the historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K that were previously omitted from the Initial Report as permitted by Item 9.01(a)(4).
The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Merger occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that Rayonier and Rayonier, L.P. will experience after the Merger.
This Current Report on Form 8-K/A should be read in connection with the Initial Report, which provides a more complete description of the Merger.

ITEM 8.01.	Other Events.

Rayonier, L.P.’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as of March 31, 2020 and for the three month periods ended March 31, 2020 and 2019 is filed herewith and attached hereto as Exhibits 99.1 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
The audited financial statements of Pope as of and for the years ended December 31, 2019 and 2018, and the unaudited consolidated financial statements as of March 31, 2020 and for the three months ended March 31, 2020 and 2019, are filed herewith as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference. The consent of KPMG LLP, Pope’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements of Rayonier and Rayonier Operating Company LLC, as predecessor-in-interest to Rayonier, L.P. as of and for the three months ended March 31, 2020 and for the year ended December 31, 2019, filed herewith and attached hereto as Exhibit 99.6 and Exhibit 99.7, respectively, are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Exhibit Description
23.1	Consent of KPMG LLP
23.2	Consent of Ernst & Young LLP (in respect of Rayonier Operating Company LLC, as predecessor-in-interest to Rayonier, L.P.)
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Rayonier Operating Company LLC as of March 31, 2020 and for the three months ended March 31, 2020 and 2019.
99.2	Audited consolidated financial statements of Pope Resources as of and for the years ended December 31, 2019 and 2018 (incorporated by reference to Pope Resources’ Form 10-K filed February 28, 2020).
99.3
Unaudited consolidated financial statements of Pope Resources as of March 31, 2020 and for the three months ended March 31, 2020 and 2019 (incorporated by reference to Pope Resources’ Form 10-Q filed May 6, 2020).

99.4	Audited consolidated financial statements of Rayonier Operating Company LLC as of and for the years ended December 31, 2019 and 2018.
99.5	Unaudited consolidated financial statements of Rayonier Operating Company as of March 31, 2020 and for the three months ended March 31, 2020 and 2019.
99.6	Unaudited pro forma combined financial statements of Rayonier Inc. as of March 31, 2020 and for the three months ended March 31, 2020.
99.7	Unaudited pro forma combined financial statements of Rayonier Operating Company LLC as of March 31, 2020 and for the three months ended March 31, 2020.
99.8	Unaudited pro forma combined financial statements of Rayonier Inc. as of and for the year ended December 31, 2019.
99.9	Unaudited pro forma combined financial statements of Rayonier Operating Company LLC as of and for the year ended December 31, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and Corporate Secretary

RAYONIER, L.P.

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and Corporate Secretary

July 17, 2020

3